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                                                                    Exhibit 99.2



                           The Med-Design Corporation

                  Certification by the Chief Financial Officer
          Relating to a Periodic Report Containing Financial Statements

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         I, Lawrence D. Ellis, Chief Financial Officer of The Med-Design
Corporation, a Delaware corporation (the "Company"), hereby certify that:

         (1) The Company's periodic report on Form 10-Q for the period ended June 30, 2002 (the "Form 10-Q") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


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/s/ Lawrence D. Ellis
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Lawrence D. Ellis
Chief Financial Officer

Date: August 14, 2002